UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

Quarterly Schedule of Portfolio Holdings of

Registered Management Investment Company

Investment Company Act File Number: 811-22744

American Funds Corporate Bond Fund

(Exact Name of Registrant as Specified in Charter)

6455 Irvine Center Drive,

Irvine, California 92618

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (949) 975-5000

Date of fiscal year end: May 31

Date of reporting period: February 28, 2013

Steven I. Koszalka

American Funds Corporate Bond Fund

6455 Irvine Center Drive

Irvine, California 92618

(Name and Address of Agent for Service)

Copies to:

Michael Glazer

Bingham McCutchen LLP

355 South Grand Avenue, Suite 4400

Los Angeles, California 90071

(Counsel for the Registrant)

ITEM 1 – Schedule of Investments

American Funds Corporate Bond FundSM
Investment portfolio

February 28, 2013

unaudited

Bonds & notes — 96.17%	Principal amount (000)	Value (000)

CORPORATE BONDS & NOTES — 94.96%
FINANCIALS — 24.12%
Ford Motor Credit Co. 3.00% 2017	$1,000	$ 1,026
BNP Paribas 2.375% 2017	1,000	1,026
PNC Financial Services Group, Inc. 2.854% 2022	1,000	999
Goldman Sachs Group, Inc. 3.625% 2023	925	936
JPMorgan Chase & Co. 3.20% 2023	825	828
American International Group, Inc. 3.80% 2017	700	761
Kimco Realty Corp. 5.70% 2017	650	755
Prologis, Inc. 6.125% 2016	650	750
Westfield Group 5.70% 2016[1]	650	742
Goodman Funding Pty Ltd. 6.375% 2020[1]	500	563
Lazard Group LLC 7.125% 2015	500	555
Citigroup Inc. 3.953% 2016	475	511
Bank of America Corp. 3.75% 2016	475	509
Westpac Banking Corp. 1.60% 2018	500	505
Simon Property Group, LP 2.75% 2023	500	492
UBS AG 7.50% 2025	350	437
Wells Fargo & Co. 3.45% 2023	375	381
Berkshire Hathaway Inc. 4.50% 2043	225	227
		12,003

CONSUMER STAPLES — 12.46%
Anheuser-Busch InBev NV 2.50% 2022	1,250	1,228
ConAgra Foods, Inc. 1.90% 2018	500	506
ConAgra Foods, Inc. 4.65% 2043	500	504
SABMiller Holdings Inc. 3.75% 2022[1]	925	991
Altria Group, Inc. 2.85% 2022	1,000	983
Heineken NV 1.40% 2017[1]	750	749
Reynolds American Inc. 3.25% 2022	750	748
Kraft Foods Inc. 5.00% 2042	450	493
		6,202

HEALTH CARE — 12.33%
Express Scripts Inc. 3.125% 2016	700	740
Express Scripts Inc. 3.90% 2022	700	748
AbbVie Inc. 1.75% 2017[1]	750	760
AbbVie Inc. 2.90% 2022[1]	725	726
Gilead Sciences, Inc. 4.40% 2021	875	985
Cardinal Health, Inc. 1.90% 2017	750	764
Amgen Inc. 5.375% 2043	625	713
UnitedHealth Group Inc. 1.625% 2019	400	401
UnitedHealth Group Inc. 2.75% 2023	300	297
		6,134

ENERGY — 10.80%
Transocean Inc. 2.50% 2017	750	760
Transocean Inc. 3.80% 2022	500	501
Enbridge Energy Partners, LP 4.20% 2021	925	980
Kinder Morgan Energy Partners, LP 5.00% 2042	725	741
Apache Corp. 2.625% 2023	750	730
Devon Energy Corp. 1.875% 2017	500	505
Devon Energy Corp. 3.25% 2022	205	206
Anadarko Petroleum Corp. 5.95% 2016	500	575
BG Energy Capital PLC 2.875% 2016[1]	350	372
		5,370

UTILITIES — 9.93%
Progress Energy, Inc. 7.05% 2019	650	827
Teco Finance, Inc. 4.00% 2016	465	501
Teco Finance, Inc. 6.572% 2017	25	30
Teco Finance, Inc. 5.15% 2020	210	243
Entergy Corp. 4.70% 2017	700	764
Abu Dhabi National Energy Co. PJSC (TAQA) 4.125% 2017	500	540
PacifiCorp., First Mortgage Bonds, 2.95% 2022	500	522
Consumers Energy Co. 2.85% 2022	500	516
American Electric Power Co. 1.65% 2017	500	502
FirstEnergy Corp., Series A, 2.75% 2018	500	500
		4,945

CONSUMER DISCRETIONARY — 7.60%
NBCUniversal Media, LLC 2.875% 2023	750	753
NBCUniversal Media, LLC 4.45% 2043	100	102
DaimlerChrysler North America Holding Corp. 2.40% 2017[1]	725	750
Comcast Corp. 4.65% 2042	700	731
Time Warner Inc. 4.90% 2042	700	718
Carnival Corp. 1.875% 2017	500	502
Time Warner Cable Inc. 4.50% 2042	250	229
		3,785

TELECOMMUNICATION SERVICES — 6.62%
AT&T Inc. 1.40% 2017	750	749
AT&T Inc. 2.625% 2022	225	219
Deutsche Telekom International Finance BV 2.25% 2017[1]	725	745
Telecom Italia Capital SA 7.175% 2019	650	744
Vodafone Group PLC 1.50% 2018	500	500
Verizon Communications Inc. 2.45% 2022	350	337
		3,294

MATERIALS — 4.30%
Xstrata Canada Financial Corp. 4.00% 2022[1]	750	762
Xstrata Canada Financial Corp. 5.30% 2042[1]	125	125
Teck Resources Ltd. 5.40% 2043	750	754
Rio Tinto Finance (USA) Ltd. 2.875% 2022	500	499
		2,140

INDUSTRIALS — 3.75%
General Electric Capital Corp. 3.10% 2023	400	397
General Electric Co. 4.125% 2042	725	728
Norfolk Southern Corp. 3.00% 2022	725	743
		1,868

INFORMATION TECHNOLOGY — 3.05%
Xerox Corp. 2.95% 2017	750	770
International Business Machines Corp. 2.00% 2016	725	752
		1,522

Total corporate bonds & notes		47,263

MUNICIPALS — 1.21%
State of Georgia, Municipal Electric Authority, Plant Vogtle Units 3 & 4 Project J Bonds (Build America Bonds),
Taxable Series 2010-A, 6.637% 2057	500	604

Total bonds & notes (cost: $48,041,000)		47,867

Short-term securities — 4.20%

Victory Receivables Corp. 0.17% due 3/12/2013[1]	740	740
Kells Funding, LLC 0.15% due 3/4/2013[1]	550	550
Sumitomo Mitsui Banking Corp. 0.14% due 3/1/2013[1]	540	540
General Electric Co. 0.121% due 3/1/2013	260	260

Total short-term securities (cost: $2,090,000)		2,090

Total investment securities (cost: $50,131,000)		49,957
Other assets less liabilities		(186)

Net assets		$49,771

[1]	Acquired in a transaction exempt from registration under Rule 144A or section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $9,115,000, which represented 18.31% of the net assets of the fund.

Valuation disclosures

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by accounting principles generally accepted in the United States of America. The net asset value of each share class of the fund is generally determined as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open. Security transactions are recorded by the fund as of the date the trades are executed with brokers.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Fixed-income securities, including short-term securities purchased with more than 60 days left to maturity, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the table on the next page. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information
Municipal securities	Standard inputs and, for certain distressed securities, cash flows or liquidation values using a net present value calculation based on inputs that include, but are not limited to, financial statements and debt contracts

When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or not deemed to be representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates fair value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair value guidelines adopted by authority of the fund’s board of trustees as further described below. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of trustees has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees with supplemental information to support the changes. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. At February 28, 2013, all of the fund’s investment securities were classified as Level 2.

Federal income tax information	(dollars in thousands)

Gross unrealized appreciation on investment securities	$ 158
Gross unrealized depreciation on investment securities	(332)
Net unrealized depreciation on investment securities	(174)
Cost of investment securities for federal income tax purposes	50,131

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at 800/421-4225 or visit the American Funds website at americanfunds.com.

MFGEFPX-032-0413O-S35852

ITEM 2 – Controls and Procedures

The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 3 – Exhibits

The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Section 302 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERICAN FUNDS CORPORATE BOND FUND

By /s/ Andrew F. Barth
Andrew F. Barth, President and Principal Executive Officer

Date: April 26, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ Andrew F. Barth
Andrew F. Barth, President and Principal Executive Officer

Date: April 26, 2013

By /s/ Karl C. Grauman
Karl C. Grauman, Treasurer and Principal Financial Officer

Date: April 26, 2013